3: CEO99-1

Exhibit 99.1

Certification of Chief Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-QSB of Tor Minerals, Inc. ("Registrant") for the quarter ended March 31, 2003 (the "Report") as filed with the Securities and Exchange Commission, the undersigned Chief Executive Officer of the Registrant hereby certifies, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

RICHARD L. BOWERS

Richard L. Bowers

President and Chief Executive Officer